BRIDGEWAY FUNDS, INC.

Aggressive Investors 1 Fund (BRAGX)
Ultra-Small Company Market Fund (BRSIX)
Small-Cap Value Fund (BRSVX)

Supplement dated February 17, 2026
to the Prospectus and Statement of Additional Information dated October 31, 2025

At a meeting of the Board of Directors (the “Board”) of Bridgeway Funds, Inc. (“Bridgeway Funds”) held on February 12, 2026 (the “Meeting”), the Board unanimously approved an Agreement and Plan of Reorganization (the “Plan”), for each of the Aggressive Investors 1 Fund, the Ultra-Small Company Market Fund and the Small-Cap Value Fund (each a “Target Fund” and, collectively, the “Target Funds”), each a series of Bridgeway Funds, pursuant to which each Target Fund will reorganize into a newly created series of EA Series Trust, as shown below (each an “Acquiring Fund” and, collectively, the “Acquiring Funds”) (when completed, the “Reorganization”).  The Reorganization would consist of: (i) the transfer of all the property, goodwill and assets of each Target Fund that are shown as an asset on the books and records of each Target Fund in exchange solely for (A) shares of its corresponding Acquiring Fund and cash and (B) the assumption by each Acquiring Fund of all the liabilities of its corresponding Target Fund, and (ii) the distribution by each Target Fund of (A)  Acquiring Fund’s shares and cash in lieu of fractional shares pro rata to its corresponding Target Fund’s shareholders through accounts that are permitted to hold Acquiring Fund Shares, and (B) with respect to shareholders who hold their Target Fund shares through accounts that are not permitted to hold Acquiring Fund shares, cash in exchange for their Target Fund shares, in complete liquidation of each Target Fund.

Target Funds	Acquiring Funds*
Aggressive Investors 1 Fund	Bridgeway Aggressive Investors ETF
Ultra-Small Company Market Fund	Bridgeway Ultra-Small Company Market ETF
Small-Cap Value Fund	Bridgeway Select Small-Cap Value ETF
*  The names of the Acquiring Funds are subject to change.

The Board determined that the Plan and Reorganization would be in the best interests of each Target Fund and each Target Fund’s shareholders.  The effect of the Plan and Reorganization will be that each Target Fund’s shareholders would become shareholders of the corresponding Acquiring Fund.  Each Acquiring Fund will be managed in a substantially similar manner as its corresponding Target Fund, and the portfolio management team of each Acquiring Fund will be the same as its corresponding Target Fund.

The Plan will require the approval of the shareholders of each Target Fund.  A special meeting of the shareholders of each Target Fund is being called for that purpose.  Shareholders of each Target Fund will receive proxy solicitation materials providing them with information about the corresponding Acquiring Fund, the Plan, the Reorganization, and potential benefits to each Target Fund’s shareholders.  If approved by shareholders of the Target Funds, the Reorganization is expected to take effect during the third quarter of 2026 (or such other time as permitted by the Plan).  It is anticipated that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that each Target Fund’s shareholders will not recognize any gain except as indicated in the next sentence.  If the Reorganization is approved by a Target Fund’s shareholders, any fractional shares held by shareholders will be redeemed, and the Target Fund will distribute the redemption proceeds to those shareholders, which may be a taxable event and such shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.  For shareholders who hold their Target Fund shares through accounts that are not permitted to hold Acquiring Fund shares, such shareholders’ investment will be liquidated, and they will receive cash in lieu for their Target Fund shares. Such conversion of Target Fund shares to cash will likely be a taxable event. Share purchases of the Target Funds may no longer be permitted approximately one week prior to the Reorganization.  Investors should check the Bridgeway Funds’ website (bridgewayfunds.com) for further information.

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